UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	April 2, 2007
PATRICK INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3922	35-1057796

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 5, 2007, the Company retained Ernst & Young LLP as its independent registered public accounting firm. Ernst & Young LLP replaces McGladrey & Pullen, LLP who was dismissed on April 2, 2007 following completion of the fiscal 2006 audit. The decision to change independent registered accounting firms was made by the Company’s Audit Committee of the Board of Directors following the solicitation of proposals from both McGladrey & Pullen, LLP, and Ernst & Young LLP to perform the fiscal year 2007 audit.

The decision was based primarily on the fact that the Company has executed major strategic changes over the last three years, including changes in management, in its product strategy, its acquisition strategy, and in its investor relations activities.

The reports of McGladrey & Pullen, LLP on the Company’s consolidated financial statements as of and for each of the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2006 and 2005 and through the date of the dismissal, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to McGladrey & Pullen, LLP 's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements.

During 2006 and 2005 and through the date of this report, there have been no "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the Company's two most recent fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through the date of the Company's appointment of Ernst & Young LLP on April 5, 2007, neither the Company nor anyone on its behalf consulted with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company has provided McGladrey & Pullen, LLP with a copy of this disclosure and McGladrey & Pullen, LLP has furnished a letter addressed to the U.S. Securities and Exchange Commission stating their agreement with the above statements. A copy of said response is attached hereto as Exhibit 16.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
	Exhibit Number	Description

16.1                                        Letter from McGladrey & Pullen, LLP dated April 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.

(Registrant)

DATE April 6, 2007	BY	/s/ Andy L. Nemeth

Andy L. Nemeth
Executive Vice President – Finance
Secretary-Treasurer, and Chief Financial Officer